UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 4, 2024

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure of Certain Officers; Appointment of Certain Officers

On January 4, 2024,Craig D. Gates, the President and Chief Executive Officer and member of the Board of Directors (the “Board”) of Key Tronic Corporation (the “Company”), notified the Board of his decision to retire as President and Chief Executive Officer effective June 30, 2024. Mr. Gates expects to remain as a member of the Board following his retirement, and the Company intends to enter into an agreement with Mr. Gates pursuant to which he will provide certain consulting services to the Company following his retirement. The Company has not yet determined the terms of Mr. Gates’ consulting arrangement.

On January 4, 2024, the Board appointed Brett R. Larsen, the Company’s Executive Vice President of Administration, Chief Financial Officer and Treasurer, to succeed Mr. Gates as the Company’s President and Chief Executive Officer effective upon Mr. Gates’ retirement on June 30, 2024. The Board also appointed Mr. Larsen as Chief Operating Officer, effective immediately, during the transition period until Mr. Gates’ retirement. The Company has not yet determined the terms of Mr. Larsen’s compensation as President and Chief Executive Officer.

On January 4, 2024, the Board appointed Anthony G. Voorhees, the Company’s Vice President of Finance and Controller, to succeed Mr. Larsen as the Company’s Executive Vice President of Administration, Chief Financial Officer and Treasurer effective on June 30, 2024. The Company has not yet determined the terms of Mr. Voorhees’ compensation as Executive Vice President of Administration, Chief Financial Officer and Treasurer.

There are no arrangements or understandings between Mr. Larsen or Mr. Voorhees and any other person pursuant to which Mr. Larsen or Mr. Voorhees was selected as an officer, there are no family relationships between Mr. Larsen or Mr. Voorhees and any director or other officer of the Company, and there are no related party transactions between the Company and Mr. Larsen or Mr. Voorhees.

Mr. Larsen, age 50, has served as Executive Vice President of Administration, Chief Financial Officer, and Treasurer since July 2015. Previously, he was Vice President of Finance and Controller from February 2010 to July 2015. He was Chief Financial Officer of FLSmidth Spokane, Inc. from December 2008 to February 2010. From October 2005 through November 2008, Mr. Larsen served as Controller of Key Tronic Corporation. From May 2004 to October 2005, Mr. Larsen served as Manager of Financial Reporting of Key Tronic Corporation. From 2002 to May 2004, Mr. Larsen was an audit manager for the public accounting firm BDO USA, LLP. He also held various auditing and supervisory positions with Grant Thornton LLP from 1997 to 2002. Mr. Larsen has a Bachelor of Science degree in Accounting and a Masters degree in Accounting from Brigham Young University and is a Certified Public Accountant.

Mr. Voorhees, age 50, has been Vice President of Finance and Controller since November 2021. Previously, he was Director of Finance and Controller from July 2019 to November 2021 and Secretary from January 2021 to January 2023. He was Senior Manager of Corporate Finance for the company since July 2015 and Manager of Financial Reporting since April 2014. Before joining Key Tronic, Mr. Voorhees worked at Coldwater Creek from August 2007 to March 2010 as their Senior Financial Reporting Accountant. Prior to that, he worked at Moss Adams LLP as Senior Assurance Associate from November 2004 to August 2007. Between September of 2001 and August of 2004, Mr. Voorhees held senior level accounting positions at Boise State University and Idaho State Department of Agriculture. He has a bachelor degree in Accounting from the University of Idaho and is a Certified Public Accountant.

Departure of Directors; Election of Directors

On January 4, 2024, Patrick Sweeney, Chair of the Board, notified the Board of his decision to retire and resign as a director of the Board and as a member of the Audit Committee, Compensation and Administration Committee and Governance and Nominating Committee, effective January 4, 2024. Mr. Sweeney has agreed to serve as director emeritus of the Board following his retirement. As a director emeritus, Mr. Sweeney may attend Board and committee meetings by invitation, exclusive of executive sessions, and participate in discussions in an advisory capacity, but he will not have voting rights on matters before the Board. Upon Mr. Sweeney’s retirement, Ronald F. Klawitter shall act as Chair of the Board.

On January 4, 2024, the Board appointed Cheryl Beranek as a director of the Board, effective January 4, 2024, to fill the vacancy resulting from Mr. Sweeney’s retirement. Ms. Beranek will serve as a director for the remainder of Mr. Sweeney’s term, until the Company’s next annual meeting of shareholders. The Board has not yet determined Ms. Beranek’s committee assignments.

The Board has determined that Ms. Beranek is “independent” within the meaning of the applicable Nasdaq Listing Rules. There are no arrangements or understandings between Ms. Beranek and any other person pursuant to which she was selected as a director, there are no family relationships between Ms. Beranek and any director or other officer of the Company, and there are no related party transactions between the Company and Ms. Beranek.

The Company expects that Ms. Beranek’s compensation for serving as a non-employee director will be consistent with the Company’s existing non-employee director compensation program.

Ms. Beranek, age 61, has been President, Chief Executive Officer and a director of Clearfield, Inc., a publicly held company that designs, manufactures and distributes fiber optic management, protection and delivery products for communications networks. Ms. Beranek was a member of the board of directors of publicly-traded CyberOptics Corporation, a developer and manufacturer of high precision sensors and inspection systems for the semiconductor and electronics industry, from May 2020 until its acquisition in November 2022. Ms. Beranek holds a Bachelor of Science degree from Southwest Minnesota State University and a Master of Science degree from North Dakota State University.

A copy of the press release announcing the foregoing changes is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
99.1	Press Release Dated January 9, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: January 9, 2024

	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer
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